NEWS RELEASE

FOR RELEASE 5:00 P.M. Eastern Time: May 29, 2018

Provident Financial Services, Inc. and Provident Bank
Name James P. Dunigan to the Board of Directors

ISELIN, NJ May 29, 2018 - Provident Financial Services, Inc. (NYSE:PFS) (the “Company”) today announced that James P. Dunigan has been named to the boards of directors of the Company and its wholly owned subsidiary, Provident Bank.

Mr. Dunigan has over 30 years of financial services industry experience having served in leadership roles with PNC Asset Management Group, the business segment serving the investment management needs of individuals and institutions for PNC Bank. Most recently, Mr. Dunigan served as Interim Chief Investment Officer of the Pennsylvania State Treasury until October 2017.

Mr. Dunigan is a graduate of Villanova University. He serves on the board of directors and is currently the President of the Union League of Philadelphia. Mr. Dunigan is also a member of the board of directors of the Economy League of Greater Philadelphia, the board of directors of the Philadelphia chapter of the National Association of Corporate Directors and a member of the advisory board of Strategas Research Partners, LLC, a global institutional brokerage and advisory firm.

“Jim Dunigan will be a great addition to our boards,” said Christopher Martin, Provident’s chairman, president and chief executive officer. “His extensive experience in the investment management business will be valuable to us as we continue to build-out our wealth business. His Pennsylvania roots and knowledge of those markets will benefit us as we expand our business in eastern Pennsylvania.”

About the Company
Provident Financial Services, Inc. is the holding company for Provident Bank, a community-oriented bank offering "commitment you can count on" since 1839. Provident Bank provides a comprehensive array of financial products and services through its network of branches throughout northern and central New Jersey, as well as Bucks, Lehigh and Northampton counties in Pennsylvania. The Bank also provides fiduciary and wealth management services through its wholly owned subsidiary, Beacon Trust Company.

Forward Looking Statements
Certain statements contained herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “estimate,” “project,” “intend,” “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those set forth in Item 1A of the Company's Annual Report on Form 10-K, as supplemented by its quarterly reports on Form 10-Q, and those related to the economic environment, particularly in the market areas in which the Company operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in accounting policies and practices that may be adopted by the regulatory agencies and the accounting standards setters, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets, and the availability of and costs associated with sources of liquidity.

The Company cautions readers not to place undue reliance on any such forward-looking statements which speak only as of the date made. The Company advises readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not have any obligation to update any forward-looking statements to reflect events or circumstances after the date of this statement.

CONTACT: Leonard G. Gleason, Senior Vice President and Investor Relations Officer, +1-732-590-9300